Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K/A of United Energy Corp. (the "Company") for the year ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated:   July 29, 2004                   By: /s/ Ronald Wilen
                                             --------------------------------
                                              Ronald Wilen
                                              Chief Executive Officer
                                              (Principal Executive Officer)

Dated:   July 29, 2004                   By: /s/ James McKeever
                                             --------------------------------
                                              James McKeever
                                              Interim Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer)

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

         The foregoing certification is being furnished as an exhibit to the report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, accordingly, is not being filed with the Securities and Exchange Commission as part of the report and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the report, irrespective of any general incorporation language contained in such filing).